EXHIBIT 10(k)

                    MATERIAL DETAILS OF EMPLOYMENT AGREEMENTS
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Name of Executive               Date of Employment Agreement
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Gary L. Conradi                        November 29, 1999

Thomas Iacarella                       November 29, 1999